AGASSI
SPORTS ENTERTAINMENT

ASE & IBM Digital Partnership

A new way to play

2026 JAN

ASE & IBM Confidential

IBM

Disclaimers and Forward-Looking Statements

Certain of the matters discussed in this Presentation which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this Presentation other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our ability to raise additional capital on acceptable terms, or at all, and the dilutive effect of any such financing; current negative operating cash flows; our ability to execute and scale our operating plan and generate revenues; the concentration of ownership of our securities; market demand for our planned services, including pickleball and padel; competitive pressures and our ability to compete effectively; our ability to attract and retain key personnel; corporate governance risks; our ability to protect our intellectual property and avoid infringement claims; changes in laws and regulations; the market price and liquidity of our common stock; costs and risks associated with being a public company; dilution to existing stockholders; and general economic, geopolitical, and market conditions, including inflation, interest rate increases, supply constraints, economic downturns or recessions, tariffs, trade disputes, and global conflicts, as well as those risks and uncertainties identified and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

Readers are cautioned not to place undue reliance on these statements. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Agassi Sports Entertainment Corp.’s (“Agassi’s”) business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, Agassi expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Disclaimer Regarding Projections

The financial projections (the “Projections”) included herein were prepared by Agassi with certain items based on information received from IBM, in good faith using information believed to be reasonable, all of which is subject to change. The Projections are based on numerous assumptions, including realization of the operating strategy of Agassi; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; economic, competitive, and general business conditions prevailing at the time the Projections were developed; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; no changes in economic output and local and global economies; lack of recessions and depressions; and other matters, many of which will be beyond the control of Agassi. Any future changes in these conditions, may materially impact the ability of Agassi to achieve the financial results set forth in the Projections.

Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by Agassi’s management or advisors, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by Agassi, its management, advisors, or any other person that the Projections can or will be achieved. Agassi cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. Since the Projections cover multiple years, such information by its nature becomes less meaningful and reliable with each successive year. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

Such Projections have been prepared by Agassi’s management based on information received from IBM and no accountants or independent registered accounting firms have audited, examined, compiled or performed any procedures with respect to any of the Projections.

The Projections should be read in conjunction with the assumptions and qualifications set forth herein.

Discussion of Application and Platform

This presentation contains forward-looking statements and preliminary information regarding Agassi’s planned digital application and platform that are currently under development. References to the application’s and platform’s features and related elements, including design, capabilities, functionality, and user interactions, reflect management’s current concepts and expectations and are provided for illustrative purposes only. The application and platform have not been finalized, and their elements, design, capabilities, functionality, and timeline remain subject to change, potentially materially.

Industry Information

In this presentation, we may rely on and refer to information regarding the market for Agassi’s operations and business, which we have obtained from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we have not commissioned any of such information, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

No Offer or Solicitation

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of Agassi, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Projections

Projections included herein are based on assumptions and estimates that are inherently uncertain and subject to change. Actual results may differ materially, and no assurance can be given that projected results will be achieved.

Confidentiality Notice

This Presentation is being furnished on a confidential basis solely for the purpose of evaluating a potential investment in the Company. The information contained herein is confidential and proprietary to the Company and may not be disclosed, reproduced, summarized, or distributed, in whole or in part, to any other person without the prior written consent of the Company.

By accepting this Presentation, the recipient agrees to keep the information confidential and not to use it for any purpose other than evaluating a potential investment, unless and until such information is publicly disclosed by the Company or otherwise made available pursuant to applicable law.

This presentation is subject to the confidentiality provisions of the nondisclosure agreement between the parties.

Racket sports are experiencing a global renaissance, with 100+ million players worldwide[1] and a projected $139+ billion equipment market by 2031[2]

1. Chris Bowers, "ITF Global Tennis Report: Participation Hits 106 Million in Five Years." 28, Nov. 2024. https://www.itftennis.com/en/news-and-media/articles/itf-global-tennis-report-participation-hits-106-million-in-five-years/
2. "Racket Sports Equipment Market Size & Share Analysis - Growth Trends and Forecast (2026 - 2031)" https://www.mordorintelligence.com/industry-reports/racket-sports-equipment-market

ASE & IBM Confidential

ASE ambition

To become a leading media & entertainment company in the world of racket sports

And we believe that requires a healthy dose of delightful experience **design**, first-of-its-kind **AI**, and winning over **hearts** of players worldwide.

The opportunity

Democratize racket sports and transform how 100+ million racket sports enthusiasts worldwide learn, play, and connect

All while tapping into the immense brand power of Andre Agassi and Steffi Graf!

Agassi Intelligence

We're building the first AI that understands a tennis swing as a dynamic sequence, not just a list of checkpoints.

person 0.93

ASE & IBM Confidential

Darren Cahill
Hi I'm Darren's digital mind. How can I help?
Suggested Questions
How do you transform talented players into world No. 1 champions?
What are the key mental strategies you teach under high-pressure matches?
How do you break down an opponent's
Type...

Darren AI

The mind of one of the most successful tennis coaches in the world, in your pocket, ready to level up your game.

Darren Cahill
Hey Darren, I've been struggling with getting my backhand to go crosscourt. Do you have any tips or drills for improving that weak spot?
Hey mate, the crosscourt backhand is a bread-and-butter shot that can really open up the court if you get it consistent. I know it from my own playing days, and I've drilled it with plenty of players who had the same issue. Let's break it down simple.
First, check your setup. A lot of times, the feet are the problem. Get that shoulder turn loaded fully, but keep your feet shoulder-width apart or slightly open stance if you're quick on
Suggested Questions
Type...

ASE & IBM Confidential

Who can do this better than ASE + IBM?

Complementary Excellence: ASE brings deep sports expertise, the Agassi legacy, and intimate player understanding, while IBM provides world-class AI technology, expertise and proven platform scaling capabilities.

Technology Innovation: IBM's AI will power our "Agassi Intelligence" system, with plans to enable real-time AI insights and personalized coaching that makes professional-level instruction accessible to every player.

Shared Mission: Both organizations are committed to breaking barriers and creating inclusive experiences. IBM's responsible AI approach aligns perfectly with ASE's vision to democratize racket sports and promoting well-being.

Market Leadership: Together, we believe that we're uniquely positioned to lead the digital sports revolution, combining proven training methodologies with cutting-edge technology to transform how people learn, play, and connect through racket sports worldwide.

Ingredients of Success

The powerful brands of Andre Agassi, Steffi Graf & IBM

Access to the broader ecosystem of players, partners & media

Proven Experience In Racket Sports

Memorable customer experiences

Breakthrough AI Technology & Expertise

Our key audiences

ALEX

AGASSI FAN

"I've been Andre's fan since childhood"

SARAH

RACKET SPORTS PLAYER

"I'm all about a great game!"

EMMA

RACKET SPORT PARENT

"My daughter and I practice all the time!"

JAMIE

CONTENT CONSUMER

"I watch sports content and events"

What Strava and Others Have Proven

The playbook exists: community + data + subscriptions = durable business

Strava Model

Core Pillars:

- Social Feed: follow friends, share workouts, give kudos
- Data & Performance: segments, leaderboards, detailed analytics
- Subscription tiers: advanced analytics, training plans, safety features

Result:

- High engagement, strong retention
- Community-driven network effects: more users = more value

Other Relevant Benchmarks:

- Peloton: fused hardware, content, and community into a subscription model
- WHOOP / Oura: built subscription businesses around continuous data & insight
- Calm / Headspace: premium, habit-forming wellness content behind a paywall

Key Learning for Us:

- Build a social graph around a shared passion (racket sports)
- Use data and progress tracking to deliver real value
- Monetize via subscription + layered features, not ads alone

ASE & IBM Confidential

Product Concept

The digital "club" for racket sports enthusiasts, built around community.

1. App subscription fees

- Log Matches, practice sessions, drills, and cross-training
- Integrate with wearables (Apple Watch, Garmin, etc.) where possible
- Track stats: time on court, rallies, heart rate, training load, shot speed, etc.

2. Community & Social Layer

- Follow friends, teammates, and local players
- Match feed: share match summaries, highlights, and achievements
- Challenges & leaderboards: local club, city, global "Agassi & Graf" rankings

3. Coaching & Content (Brand Powered)

- Short-form videos and masterclasses inspired by Agassi & Graf philosophies
- Curated training plans for different levels (beginner to advanced)
- Live Q&A's, AMAs, and occasional virtual "events" with pros and coaches

4. Play & Partner Discovery

- Find partners by location, rating/skill level, and preferred sport (tennis, padel, pickleball)
- Integration with club booking systems over time (phase 2+)

Our goal is to become: "Your home for racket sports health & wellness" – not just scores, but holistic well-being; physical, mental, and social

ASE & IBM Confidential

COMPETITORS

- Measure *individual checkpoints* (e.g hip rotation, impact angle, racket speed).
- Protocolar numerical deviation from a pro or predefined reference.
- Will score **pro players** badly, if their techniques deviate.

ONE SIZE FITS ALL!

PLANNED ASE TECHNOLOGY

- Treats the entire swing as a sequence.
- Allows natural diversity of technique while still distinguishing elite vs non-elite.
- Robust to different athletes, angles, and video sources.
- Creates clusters of technique archetypes, not a single "ideal."

ASE & IBM Confidential

We believe IBM Cloud + watsonx give Agassi Intelligence technique analysis a built-in competitive advantage — lower cost, higher scalability, and faster innovation at every level of our AI platform

Over 80 % lower cost per analysed session, compared to industry levels, enabling faster scaling and higher margins.

Each GPU hour for training and fine-tuning runs about **38 % cheaper** due to IBM's GPU pricing and efficiency.

Object storage is **40 – 45 % less expensive** than typical cloud pricing for high-volume pose/video data.

Event Streams and Code Engine deliver an additional **~45 % reduction** in orchestration and runtime costs

Estimates provided by IBM based on Agassi Sports Entertainment / IBM Partnership terms.

ASE & IBM Confidential

IBM Consulting is co-investing in this strategic partnership, which will operate under a revenue-sharing model designed to scale impact and ensure long-term sustainability.

This substantial commitment underscores both companies' dedication to creating lasting change in the sports technology landscape.

ASE & IBM Confidential

Project Origin & Strategic Evolution

The Agassi Player Experience application is anticipated to originate from an initial Request for Information (RFI) issued by Agassi Sports Entertainment (ASE), focused on Court Vision technology for on-court analysis. During this early discovery phase, IBM and ASE identified that the true opportunity extended well beyond a single court-bound solution.

Through a structured strategic engagement, IBM and ASE jointly assessed how emerging technologies—AI, computer vision, cloud platforms, and data- driven experiences— could redefine how players worldwide understand, improve, and engage with their sports. This led to a deliberate pivot: from a hardware - dependent Court Vision concept to a fully digital, globally scalable player experience platform.

This shift is expected to enable::

- Global launch from day one, independent of physical infrastructure
- Broader reach beyond elite venues, democratizing access to advanced insights
- Scalability across tennis first, with future expansion to pickleball, padel & other racket sports
- Impact across the full player journey, before, during, and after play
- The result is a strategy focused on building a long-term digital ecosystem for players, centered on technique analysis, personalized improvement, and community- driven engagement—rather than a point solution limited to specific courts.

IBM Sports Platforms: Proven Experience at Global Scale

IBM brings decades of experience designing, building, and operating large-scale digital platforms for the world's most valuable sports properties. Across motorsport, tennis, combat sports, golf, and fantasy sports, IBM has consistently transformed complex performance data into intuitive, engaging, and commercially viable digital experiences. These platforms demonstrate how AI, analytics, and cloud technologies can power long-term engagement, monetization, and global reach.

IBM's work with **Scuderia Ferrari** shows how highly technical telemetry and race data can be translated into accessible insights for fans. Real-time and historical performance data is processed using AI to explain pace, strategy, and race dynamics in context—turning raw telemetry into clear visual narratives. The platform highlights IBM's ability to convert elite, specialist data into understandable insights that drive sustained engagement beyond live race moments.

For **Wimbledon**, IBM powers a digital experience focused on real-time match intelligence, player momentum, and historical performance context. AI- driven insights automatically sur face key moments such as turning points, shot effectiveness, and player trends as matches unfold. The platform is designed for extreme global traffic peaks, combining speed, reliability, and clarity while preserving the prestige and tradition of the tournament.

At the **U S Open**, IBM delivers a similarly data-rich tennis platform, with a stronger emphasis on pace, excitement, and fan interaction. Real-time analytics highlight momentum shifts, match predictions, and tactical patterns, presented through highly visual and interactive interfaces. While the underlying technology mirrors Wimbledon—AI automation, live data processing, and scalable cloud infrastructure —the US Open experience is optimized for a more dynamic, entertainment- driven audience.

For **The Masters**, IBM combines real-time shot tracking with decades of historical data to visualize performance across rounds and tournaments. The platform balances analytical depth with elegance, telling a compelling story of mastery and progression over time —an approach closely aligned with long-term skill development and improvement journeys.

IBM's **UFC** platform operates in a fast-paced, high-intensity environment, combining live bout data, fighter statistics, and historical performance trends. AI-generated insights provide immediate context during fights, enhancing understanding without disrupting the viewing experience. This use case demonstrates IBM's ability to deliver meaningful insights in sports where timing and clarity are critical.

Beyond live sport, IBM's **ESPN Fantasy Football** platform showcases long-term engagement and personalization at scale. Predictive analytics and recommendation engines support millions of users throughout an entire season, adapting to individual behavior and reinforcing repeat usage — capabilities directly applicable to player improvement, progression, and habit- forming digital experiences.

ASE & IBM Confidential

Agassi Sports Entertainment (ASE) is seeking to build a category- defining digital platform at the intersection of elite sport, technology, and consumer experience. The business is expected to be anchored in two tightly connected, customer-facing assets:
(1) a premium **brand and commerce website** that tells the Agassi and ASE story, and
(2) a scalable **player experience application** designed to drive long-term engagement and recurring revenue.

Market Landscape, User Journey & Strategic Focus

The global tennis and racket sports market is large, active, and structurally fragmented. Tens of millions of players participate regularly, invest in equipment and coaching, and consume instructional content, yet the digital ecosystem serving them remains disjointed. Existing solutions typically address isolated needs —booking courts, tracking matches, watching tutorials, or using standalone wearables — without owning the full improvement journey of the player.

ASE is built around the insight that player value is created in crossover moments: when physical play transitions into reflection, learning, and preparation for the next session. These moments — after a match, during practice review, or while planning improvement — are where players are most receptive to guidance, community interaction, and personalized insight. ASE's strategy is to capture and structure these moments into a continuous feedback loop that links play, analysis, learning, and progression.

The target audience consists of active recreational and competitive tennis players who play at least monthly and are motivated to improve, alongside coaches and clubs seeking scalable digital engagement. This segment represents a clearly defined serviceable market within what we believe is a broader and growing total addressable market driven by rising participation, increased acceptance of AI- driven coaching, and demand for personalized fitness experiences.

Against this backdrop, ASE aims to position itself not as another content or tracking tool, but as an integrated player intelligence platform — connecting technique analysis, community, and progression into a single, scalable experience designed for long-term engagement and monetization.

Product–Market Fit and Differentiation Strategy

The global racket sports market is large, active, and highly fragmented. Millions of players train, play, and consume content regularly, yet their digital experience is spread across disconnected solutions: court-booking platforms, basic activity trackers, generic video content, isolated wearables data, or coaching tools that are either professional-grade and inaccessible or consumer-grade and superficial.

ASE is attempting to address this fragmentation by unifying the improvement journey into a single, coherent experience built around technique, insight, and progression. Rather than competing on isolated features, the platform focuses on helping players understand how they play, what to improve, and how to progress over time — in a way that feels structured, personal, and motivating.

Central to this approach is Agassi Intelligence, a proprietary intelligence layer that is expected to make professional-level insight accessible to everyday players. Through swing analysis, motion comparison, and conversational coaching, players receive guidance historically limited to elite athletes — without the cost, complexity, or dependency on in-person coaching.

The Player Experience Application

The Player Experience Application is the primary engagement engine of the ecosystem. Players will be able to record or upload swings, receive clear and visual technique analysis, and review phase -based feedback that highlights the most impactful improvements. Insights will be presented in a coaching-style format — focused, understandable, and directly applicable on court — rather than as raw metrics or technical data.

The application is intentionally designed around improvement as a shared experience. Players will be able to engage with technique insights from peers at similar levels, participate in challenges, and track progress within smaller, meaningful communities. This creates motivation through inspiration and shared progress, rather than competitive comparison or ranking.

Personalization is embedded throughout the experience. Training plans, drills, and coaching guidance will adapt to the player's technique, goals, and behavior over time, reinforcing a sense of continuity and long-term value. As players return, the platform evolves with them, strengthening engagement and retention.

TECHNIQUE ANALYSIS
COMMUNITY FEED
SQUADS

Agassi Intelligence as a Scalable Platform Layer

Agassi Intelligence extends beyond analysis into an ongoing coaching relationship. Players can ask questions, receive contextual follow-up guidance, and deepen their understanding of technique through conversational interaction. This creates a system that becomes more valuable with usage, as insights, relevance, and personalization improve across the ecosystem.

Because the same intelligence layer serves players across skill levels, the platform is expected to scale without narrowing its audience. This is expected to allow ASE to address a broad player base while maintaining a consistent product philosophy and experience.

Business Model

The ASE platform combines brand- driven reach with a product-led engagement model. Revenue is planned to be generated through a mix of subscriptions, commerce, sponsorship, and licensing, with the Player Experience Application acting as the central driver of repeat usage and monetization. The brand and commerce ecosystem has been designed to reinforce credibility, discovery, and conversion, while the application sustains long-term engagement.

Together, we believe that these elements will help position ASE as a durable digital platform within the broader sports and wellness landscape — one designed to scale through engagement, insight, and personal progression rather than content volume or hardware dependency.

ASE & IBM Confidential

Find your new way to play

improve

belong

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9:41
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Technique analysis
Drill
Coach suggestions
I want you to focus on your stance and footwork first, get the racquet back early, and aim to make clean contact out in front with a smooth, controlled follow-through.
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Position your camera at court level for best analysis
Ensure good lighting for accurate AI tracking
Keep your body in frame as much as possible
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ASE & IBM Confidential

Discover your playstyle

9:41
SWING LAB
Overall playing style
Aggressive Baseliner
You take control with driving groundstrokes and your best swings show clean contact and a stable finish. You're currently in the top 10% closest to the ideal swing in our community
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Analyze your performance

9:41
Analysis history
LATEST ANALYSIS
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Forehand
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Last week
Morning analysis
Forehand • Backhand
12 Dec 2025
Evening analysis
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12 Dec 2025
Last month
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12 Dec 2025
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12 Dec 2025
Morning analysis
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Your swing
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Try this to improve your swing

Review your technical performance across different dimensions. See where you excel and where to improve

Frame-by-frame breakdown to evaluate your technique

ASE & IBM Confidential

Learn from the best

9:41
Back to lab
TECHNIQUE ANALYSIS
Session uploaded today at 16:55
Your 10th swing analysis this week!
This consistency is driving real progress.
Generated by IBM watsonx
10
Coach's breakdown
Darren Cahill
Andre Agassi's coach
"Great session today, Marc! Since your analysis 2 days ago, your early preparation has improved and your follow-through is finishing more naturally.
Those shifts are tightening your swing pattern. Keep focusing on that smooth finish"
Speak to Darren
Improvement Areas
Overview
Forehand
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Plan, execute and analyze personalized drills, targeting specific weaknesses. Inspired by Andre Agassi's training philosophy

Find the best drills and exercises to focus on improvement areas with help of you personal AI coach

Suggested drills for you
Forehand
3 exercises
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3 exercises

Improve your game

9:41
Back to lab
FOREHAND ANALYSIS
Coach's breakdown
Darren Cahill
Andre Agassi's coach
"Your forehand shows a smooth, pendulum-like flow, especially on your best swings. Keep building on that rhythm to make it even more consistent."
Speak to Darren
Area of improvement
Following Through
Overview
Forehand
Backhand

Your overall swing
Learn more about your swing
Hit zone consistency
Distance of ball to body
Priority
Ball contact consistency
Contact zone in your swings
Moderate
On the drop
Peak
On the rise
"You have been hitting most of your shots at the peak of the ball trajectory. There is an even spread of shots hit during the drop and whilst on the rise."
Swing match
Against the ideal swing
Moderate

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9:41
COMMUNITY FEED
For you
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Julie Kate
Today at 08:24
Forehand Swing Analysis
My first analysis this week, can't wait to practice my swing.
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3 challenges completed
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3 challenges completed
No Days off
Create your own goals
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Share sessions with your community to show off your performance

Show the world your hard-earned achievements!

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THE SQUAD BROTHERS
Testing wild ideas, laughing at the misses, and celebrating the breakthroughs, together.
Private Squad
12 players
All Levels
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Leo Reacher
Today at 08:24
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Injury-free finally!
My doctor gave me the green light to get back on the court. I can't wait to play with you all!
10
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Joshua Rigby
Today at 08:24
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ASE & IBM Confidential

Compete for the top spot

9:41
Leagues
LEADERBOARDS
Leaderboards designed to push you a little further.
Global Singles
24,800 players
Global Squads
3218 squads
Bronze Division
2days 10hrs 30mins left
Kael Barron 50xp 350xp
2 Avery Trinh 30xp 321xp
3 Josephine Lee 10xp 300xp
Promotion Zone
4 Marcus Stevens 290xp
5 Sebastian Lee 275xp
6 Leo Reacher 270xp
7 Joshua Rigby 265xp

9:41
Leaderboards
Squad leaderboard
Global leaderboard
284
Total squad activites
78
Swing analysis
53H 24M
Total activities hours
Standings
2days 10hrs 30mins left
Hazel McMillan 50xp 350xp
2 Jamie Alvarez 30xp 321xp
3 Jordan Bingley 10xp 300xp
4 Willow Kai 289xp
5 Sebastian Lee 275xp
6 Avery Park 270xp

Stay engaged

9:41
Profile
SEBASTIAN LEE
North Carolina • Left Handed
Agassi Score
Level 7
480 / 500 XP
Overview
Challenges
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LIVE Mission
Expires in 22:43:09
Upload swing analysis and add photo of session to the community feed
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Backhand booster
3 / 4 backhand swing analysis

Gamification and social features keep you engaged with the sport, always planning for your next session

9:41
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4th Swing Analysis
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Morning Backhand Swing Analysis
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ASE & IBM Confidential